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                                  EXHIBIT 10.8


                     LEASE AGREEMENT WITH OPTION TO PURCHASE

        THIS LEASE AGREEMENT is entered into as of this 28th day of June, 1999, by and between Southfork, Inc., an Iowa corporation, as landlord ("Landlord"), and Territorial Inns Management, Inc., a Nevada corporation, as tenant ("Tenant").

                                    RECITALS

        A.      Landlord owns fee simple title to the Leased Property; and

        B. Landlord wishes to lease the Leased Property to Tenant and Tenant wishes to lease the Leased Property from Landlord, upon the terms and conditions stated in this Agreement;

        C. In consideration of the mutual covenants herein contained and other good and valuable consideration, Landlord and Tenant agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles, and (iii) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement.

        1.1 "Affiliated Person" shall mean, with respect to any Person, (a) in the case of any such Person which is a partnership, any partner in such partnership, (b) in the case of any such Person which is a limited liability company, any member of such company, (c) any other Person which is a Parent, a Subsidiary, or a Subsidiary of a Parent with respect to such Person or to one or more of the Persons referred to in the preceding clauses (a) and (b), (d) any other Person who is an officer, director, trustee or employee of, or partner in or member of, such Person or any Person referred to in the preceding clauses
(a), (b) and (c), and (e) any other Person who is a member of the immediate family of such Person or of any Person referred to in the preceding clauses (a) through (d).

        1.2 "Agreement" shall mean this Lease Agreement, including all Exhibits attached and schedules, as it and they may be amended from time to time as herein provided.

        1.3 "Applicable Laws" shall mean all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments and orders, including common law rulings and determinations.

        1.4 "Award" shall mean all compensation, sums or other value awarded, paid or received by virtue of a total or partial Condemnation of the Leased Property.


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        1.5 "Business Day" shall mean any day other than Saturday, Sunday, or any other holiday observed by the banking institutions in State(s) in which the Leased Property are located.

        1.6 "Capital Addition" shall mean any renovation, repair or improvement to the Leased Property (or portion thereof), the cost of which constitutes an expenditure treated as capital in nature in accordance with GAAP.

        1.7 "Claim(s)" shall have the meaning given such term in Article 8.

        1.8 "CMFI" shall mean Country Maid Financial, Inc., a Nevada corporation.

        1.9 "Code" shall mean the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as from time to time amended.

        1.10 "Commencement Date" shall mean the date of this Agreement.

        1.11 "Condemnation" shall mean (a) the exercise of any governmental power with respect to the Leased Property, whether by legal proceedings or otherwise, by a Condemnor of its power of condemnation, (b) a voluntary sale or transfer of the Leased Property by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto or use thereof, as the result or in settlement of any Condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the same shall have actually been commenced.

        1.12 "Condemnor" shall mean any public or quasi-public authority or private corporation or Person having the power of Condemnation.

        1.13 "Default" shall mean any event or condition, which, with the giving of Notice and/or lapse of time, may ripen into an Event of Default.

        1.14 "Encumbrance" shall have the meaning given such term in Section
20.1.

        1.15 "Entity" shall mean any corporation, general or limited partnership, limited liability company, association, joint venture, bank, trust company, cooperative, any government or agency.

        1.16 "Environment" shall mean soil, surface waters, ground waters, land, stream, sediments, surface or subsurface strata and ambient air.

        1.17 "Environmental Obligation" shall have the meaning given such term in Section 4.3.1.

        1.18 "Environmental Notice" shall have the meaning given such term in
Section 4.3.1.

        1.19 "Event of Default" shall have the meaning given such term in
Section 12.1.

        1.20 "Extended Terms" shall have the meaning given such term in Section 2.4.

        1.21 "Fiscal Year" shall mean the calendar year.


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        1.22 "Fixed Term" shall have the meaning given such term in Section 2.3.

        1.23 "Fixtures" shall have the meaning given such term in Section
2.1(d).

        1.24 "GAAP" shall mean generally accepted accounting principles consistently applied.

        1.25 "Government Agencies" shall mean any court, agency, authority, board, commission, department, office of any governmental or quasi-governmental unit of the United States or the State or any county, whether now or hereafter in existence, having jurisdiction over Tenant or the Leased Property or the Motel and Hospitality Facility operated thereon.

        1.26 "Hazardous Substances" shall mean any substance:

               (a) the presence of which requires notification, investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or

               (b) which is or becomes defined as a "hazardous waste", "hazardous material" or "hazardous substance" or "pollutant" or "contaminant" under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), Material Waste Tracking Act of 1988, as amended, and the regulations promulgated thereunder; or

               (c) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any state of the United States, or any political subdivision thereof; or

               (d) the presence of which on the Leased Property causes or materially threatens to cause an unlawful nuisance upon the Leased Property or to adjacent properties or poses or materially threatens to pose a hazard to the Leased Property or to the health or safety of persons on or about the Leased Property.

        1.27 "Indebtedness" shall mean all obligations, contingent or otherwise, which in accordance with GAAP should be reflected on the obligor's balance sheet as liabilities.

        1.28 "Insurance Requirements" shall mean all terms of any insurance policy required by this Agreement and all requirements of the issuer of any such policy and all orders, rules and regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant or the Leased Property.

        1.29 "Landlord" shall have the meaning given such term in the Recital to this Agreement and shall also include its permitted successors and assigns.

        1.30 "Landlord Liens" shall mean liens on or against the Leased Property or any payment of Rent (a) which result from any act of, or any claim against, Landlord or any owner of a direct or indirect interest in the Leased Property, or which result from any violation by Landlord of any terms of this Agreement or the Purchase Agreement, or (b) which result from liens in favor of any taxing authority by reason of any tax owed by Landlord or any fee owner of a direct or indirect interest in the Leased


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Property; provided, however, that "Landlord Lien" shall not include any lien resulting from any tax for which Tenant is obligated to pay.

        1.31 "Leased Improvements" shall have the meaning given such term in
Section 2.1(b).

        1.32 "Leased Intangible Property" shall mean all Motel and Hospitality Facility licensing agreements and other service contracts, equipment leases, booking agreements and other arrangements or agreements affecting the ownership, repair, maintenance, management, leasing or operation of the Leased Property; all books, records and files relating to the leasing, maintenance, management or operation of the Leased Property; all transferable or assignable permits, certificates of occupancy, operating permits, sign permits, development rights and approvals, certificates, licenses, warranties and guarantees, rights to deposits, trade names, service marks, telephone exchange numbers identified with the Leased Property, and all other transferable intangible property, miscellaneous rights, benefits and privileges of any kind or character with respect to the Leased Property.

        1.33 "Leased Personal Property" shall have the meaning as stated in
Section 2.1(e).

        1.34 "Leased Property" shall have the meaning as stated in Section 2.1.

        1.35 "Leasehold Mortgage" shall mean a mortgage, a deed to secure debt, or other security instrument by which the leasehold estate or any other rights of Tenant (including, without limitation, rights created by this Agreement) is mortgaged, conveyed, assigned, or otherwise transferred by Tenant, to secure a loan or loans obtained, or obligations incurred or guaranteed, by Tenant to a Lending Institution.

        1.36 "Leasehold Mortgagee" shall mean the holder of any Leasehold Mortgage.

        1.37 "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Property or the maintenance, construction, alteration or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates and regulations necessary to operate the Leased Property for its Permitted Use, and (b) all covenants, agreements, restrictions and encumbrances contained in any instruments at any time in force affecting the Leased Property.

        1.38 "Lending Institution" shall mean any United States insurance company, banking corporation, federally insured commercial or savings bank, national banking association, United States savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust.

        1.39 "Lien" shall mean any mortgage, security interest, pledge, collateral assignment, or other encumbrance, lien or charge of any kind, or any transfer of property or assets for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors.

        1.40 "Motel and Hospitality Facility" shall mean the motel and hospitality facility being operated on the Leased Property.

        1.41 "Motel and Hospitality Facility Mortgage" shall mean any Encumbrance placed upon the Leased Property in accordance with Article 20.


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        1.42 "Motel and Hospitality Facility Mortgagee" shall mean the holder of any Motel and Hospitality Facility Mortgage.

        1.43 "Notice" shall mean a notice given in accordance with Section 21.8.

        1.44 "Officer's Certificate" shall mean a certificate signed by an officer of the certifying Entity duly authorized by the board of directors of the certifying Entity.

        1.45 "Other Leases" shall mean, any other lease agreements between Landlord and Tenant.

        1.46 "Parent" shall mean, with respect to any Person, any Person which owns directly, or indirectly through one or more Subsidiaries or Affiliated Persons, five percent (5%) or more of the voting or beneficial interest in, or otherwise has the right or power (whether by contract, through ownership of securities or otherwise) to control, such Person.

        1.47 "Overdue Rate" shall mean, on any date, a per annum rate of interest equal to the lesser of five percent (5%) and the maximum rate then permitted under applicable law.

        1.48 "Permitted Encumbrances" shall mean all rights, restrictions, and easements of record set forth on Schedule A.

        1.49 "Permitted Use" shall mean any use of the Leased Property permitted pursuant to Section 4.1.1.

        1.50 "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

        1.51 "Rent" shall have the meaning given such term in Article 3.

        1.52 "SEC" shall mean the Securities and Exchange Commission.

        1.53 "State" shall mean the state or commonwealth or district in which the Leased Property is located.

        1.54 "Subsidiary" shall mean, with respect to any Person, any Entity (a) in which such Person owns directly, or indirectly through one or more Subsidiaries, forty-nine percent (49%) or more of the voting or beneficial interest or (b) which such Person otherwise has the right or power to control (whether by contract, through ownership of securities or otherwise).

        1.55 "Tenant" shall have the meaning given such term in the preambles to this Agreement and shall also include its permitted successors and assigns.

        1.56 "Tenant's Personal Property" shall mean all vehicles and consumable inventory and supplies, furnishings, movable walls and partitions, equipment and machinery and all other tangible personal property of Tenant, if any, acquired by Tenant on and after the date hereof and located at the Leased Property or used in Tenant's business at the Leased Property and all modifications, replacements, alterations and additions to such personal property installed at the expense of Tenant, other than any items included within the definition of Fixtures or Leased Personal Property.


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        1.57 "Term" shall mean, collectively, the Fixed Term and the Extended
Terms, to the extent properly exercised pursuant to this Agreement.

        1.58 "TIM" shall mean Territorial Inns Management, Inc., a Nevada corporation, a wholly-owned subsidiary of Country Maid Financial, Inc.

        1.59 "Unsuitable for Its Permitted Use" shall mean a state or condition of the Motel and Hospitality Facility such that (a) following any damage or destruction involving the Motel and Hospitality Facility, the Motel and Hospitality Facility cannot be operated in the good faith judgment of Tenant on a commercially practicable basis for its Permitted Use and it cannot reasonably be expected to be restored to substantially the same condition as existed immediately before such damage or destruction, and as otherwise required by
Section 10.2.3, within six (6) months following such damage or destruction or such shorter period of time as to which business interruption insurance is available to cover Rent and other costs related to the Leased Property following such damage or destruction, or (b) as the result of a partial taking by Condemnation, the Motel and Hospitality Facility cannot be operated, in the good faith judgment of Tenant on a commercially practicable basis for its Permitted Use.

                                    ARTICLE 2

                            LEASED PROPERTY AND TERM

        2.1 Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord all of Landlord's right, title and interest in and to all of the following:

               (a) those certain tracts, pieces and parcels of land ("Land"), as more particularly described in Exhibit A, attached hereto and made a part hereof;

                (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

               (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

               (d) all equipment, machinery, fixtures, and other items of property, now or hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Fixtures");

               (e) all machinery, equipment, furniture, furnishings, moveable walls or partitions, computers or trade fixtures or other personal property of any kind or description used or useful in Tenant's business on or in the Leased Improvements, and located on or in the Leased Improvements, and all modifications, replacements, alterations and additions to such personal


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        property, except items, if any, included within the category of
        Fixtures, but specifically excluding all items included within the category of Tenant's Personal Property (collectively, the "Leased Personal Property");

               (f) all of the Leased Intangible Property; and

               (g) any and all leases of space, including any security deposits held by Tenant pursuant, in the Leased Improvements to tenants.

        2.2 Reserved Property. Attached as Exhibit B hereto and acknowledged received by Tenant is an itemized list of personal property contained in or on the Lease Property which Landlord reserves to itself and which shall not become a part of the property leased herein or subject to the purchased option or right of first refusal hereinabove stated.

        2.3 Condition of Leased Property. Tenant acknowledges receipt and delivery of possession of the Leased Property with the rights of parties in possession, the existing state of title, including all covenants, conditions, restrictions, reservations, mineral leases, easements and other matters of record or that are visible or apparent on the Leased Property and such other matters which would be disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof. To the maximum extent permitted by law. Landlord hereby assigns to Tenant all of Landlord's rights to proceed against any predecessor in title for breaches of warranties or representations or for latent defects in the Leased Property. Landlord shall fully cooperate with Tenant in the prosecution of any such claims, in the name of the Landlord or Tenant.

        2.4 Fixed Term. The initial term of this Agreement (the "Fixed Term") shall commence on the Commencement Date of July 1, 1999 and shall continue for five (5) years until the expiration date of July 1, 2004.

        2.5 Extended Term. Unless otherwise notified by Tenant, the term of this Agreement shall be automatically renewed for up to three (3) consecutive renewal terms of five (5) years each (collectively, the "Extended Terms"). Tenant shall give Landlord Notice not later than three (3) months prior to the scheduled expiration of the then current Term of this Agreement (Fixed or Extended, as the case may be) that Tenant elects not to exercise the automatic renewal term of this Agreement. Time shall be of the essence with respect to the giving of such Notice. Each Extended Term shall commence on the day succeeding the expiration of the Fixed Term or the preceding Extended Term, as the case may be. All of the terms, covenants and provisions of this Agreement shall apply to each such Extended Term, except that Tenant shall have no right to extend the Term beyond the expiration of the Extended Terms.


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                                    ARTICLE 3

                                      RENT

        3.1 Rent. Tenant shall pay Rent, in lawful money of the United States of America, as follows:

               3.1.1 Percentage Rent. The Tenant shall pay to Landlord an amount equal to twenty-five percent (25%) of the monthly gross revenue of the Leased Property, including any rent received from the Guzman-Wick Sublease as referenced in Section 21.13, no later than the fifth business day of the following month. Tenant is not obligated to pay minimum rent to Landlord regardless of the amount of gross revenue, if any, received by Tenant.

               3.1.2 Costs and Expenses. In addition to the Rent payable hereunder, Tenant shall pay for all operating costs and expenses (collectively, "Costs and Expenses"), including:

                        (a) Utility Charges. Tenant shall pay or cause to be
                paid all charges for electricity, power, gas, oil, water and other utilities used in connection with the Leased Property;

                        (b) Insurance Premiums. Tenant shall pay or cause to be
                paid all premiums for the insurance coverage required to be maintained pursuant to Article 9.

                        (c) Salaries for Employees. Tenant shall pay or cause to
                be paid all salaries of employees at the Leased Property.

                        (d) Other Charges. Tenant shall pay or cause to be paid
                all other amounts, liabilities and obligations, and expenses of operating the Leased Property.

                        (e) Real Estate Taxes. Landlord shall pay any and all
                unpaid real estate taxes on the above-described leased premises prorated to the commencement date of this Agreement; and Landlord shall pay any unpaid taxes thereon payable in prior years. Tenant shall pay all subsequent real estate taxes before the same become delinquent; and Tenant shall also pay special assessments hereafter assessed against said leased property. All real estate taxes shall be payable to the Davis County Treasurer, Davis County Courthouse, Bloomfield, Iowa 52537.

        3.2 Late Payment of Rent If any installment of Rent shall not be paid within five (5) days after its due date, Tenant shall pay a late charge of eighteen (18) percent (annual percentage rate) on the amount of the delinquency from the due date until paid.

        3.3 Net Lease. The Rent shall be absolutely net to Landlord so that this Agreement shall yield to Landlord the full amount of the installments or amounts of the Rent throughout the Term, subject to any other provisions of this Agreement which expressly provide otherwise, including those provisions for adjustment or abatement of such Rent.



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                                    ARTICLE 4

                           USE OF THE LEASED PROPERTY

        4.1    Permitted Use.

               4.1.1  Permitted Use.

                      (a) Tenant shall, at all times during the Term and at any
               other time that Tenant shall be in possession of the Leased Property, continuously use and operate the Leased Property as a Motel and Hospitality Facility and any uses incidental thereto.

                      (b) In the event that, in the reasonable determination of
               Tenant, it shall no longer be economically practical to operate the Leased Property as a Motel and Hospitality Facility, Tenant shall give Landlord Notice thereof, which Notice shall set forth in reasonable detail the reasons therefor. Thereafter, Landlord and Tenant shall negotiate in good faith to agree on an alternative use for the Leased Property.

               4.1.2 Necessary Approvals. Tenant shall proceed with all due diligence and exercise best efforts to obtain and maintain all approvals necessary to use and operate, for its Permitted Use, the Leased Property and the Motel and Hospitality Facility located thereon under applicable law.

               4.1.3 Lawful Use. Tenant shall not use or permit the use of the Leased Property or Tenant's Personal Property, if any, for any unlawful purpose. Tenant shall not cause nor permit the Leased Property, or any portion thereof, to be used in such a manner as (i) might reasonably impair Landlord's title thereto or to any portion thereof, or (ii) may reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

        4.2 Compliance with Legal/Insurance Requirements. Subject to the provisions of Article 8, Tenant, at its sole expense, shall (i) comply with all material Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration and restoration of the Leased Property and (ii) procure, maintain and comply with all appropriate licenses, and other authorizations and agreements required for any use of the Leased Property and Tenant's Personal Property, if any, then being made, and for the proper development, installation, operation and maintenance of the Leased Property.

        4.3    Environmental Matters.

               4.3.1 Restriction on Use During the Term and any other time that Tenant shall be in possession of the Leased Property, Tenant shall not store, spill upon, dispose of or transfer to or from the Leased Property any Hazardous Substance, except in compliance with all Applicable Laws. During the Term and any other time that Tenant shall be in possession of the Leased Property, Tenant shall maintain the Leased Property at all times free of any Hazardous Substance, except in compliance with all Applicable Laws. Tenant shall promptly: (a) upon receipt of Notice or knowledge, notify Landlord in writing of any material change in the nature or extent of Hazardous Substances at the Leased Property, (b) transmit to


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        Landlord a copy of any Community Right to Know report which is required to be filed by Tenant with respect to the Leased Property pursuant to SARA Title III or any other Applicable Law, (c) transmit to Landlord copies of any citations, orders, notices or other governmental communications received by Tenant or their respective agents or representatives with respect thereto (collectively, "Environmental Notice"), which Environmental Notice requires a written response or any action to be taken and/or if such Environmental Notice gives notice of and/or presents a material risk of any material violation of any Applicable Law and/or presents a material risk of any material cost, expense, loss or damage (an "Environmental Obligation"), and (d) observe and comply with all Applicable Laws relating to the use, maintenance and disposal of Hazardous Substances and all orders or directives from any official, court or agency of competent jurisdiction relating to the use or maintenance or requiring the removal, treatment, containment or other disposition.

               If, at any time prior to the termination of this Agreement, Hazardous Substances (other than those maintained in accordance with Applicable Laws) are discovered on the Leased Property, subject to Tenant's right to contest the same in accordance with Article 8, Tenant and Landlord shall cooperate to take all actions as are required by any Government Agency and by applicable Law, (i) to clean up and remove from and about the Leased Property all Hazardous Substances thereon, (ii) to contain and prevent any further release or threat of release of Hazardous Substances on or about the Leased Property and (iii) to use good faith efforts to eliminate any further release or threat of release of Hazardous Substances on or about the Leased Property. If the Hazardous Substance is found to be related to activities of the Landlord, Landlord shall indemnify and reimburse Tenant for all costs incurred.

               4.3.2 Survival. The provisions of this Section 4.3 shall survive the expiration or sooner termination of this Agreement.

                                    ARTICLE 5

                             MAINTENANCE AND REPAIRS

        5.1 Tenant's General Obligations. Tenant shall, at its sole cost and expense, keep the Leased Property and all private roadways, sidewalks and curbs appurtenant, and Tenant's Personal Property in good order and repair, reasonable wear and tear excepted, and shall promptly make all reasonably necessary and appropriate repairs and replacements arising by reason of Tenant's actions. All repairs shall be made in a good, workmanlike manner, consistent with the industry standards for like motels and hospitality facilities in like locales, in accordance with all applicable federal, state and local statutes, ordinances, by-laws, codes, rules and regulations relating to any such work. Tenant shall not take or omit to take any action, the taking or omission of which would materially and adversely impair the value or the usefulness of the Leased Property or any part thereof for its Permitted Use. Tenant's obligations under this Section shall be limited in the event of any casualty or Condemnation as set forth in Articles 10 and 11.

        5.2 Tenant's Personal Property. Tenant shall provide and maintain throughout the Term all such Tenant's Personal Property as shall be necessary in order to operate in compliance with applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Permitted Use.

        5.3 Yield Up. Upon the expiration or sooner termination of this Agreement, Tenant shall vacate and surrender the Leased Property to Landlord in substantially the same condition in which the Leased Property was in on the Commencement Date, except as repaired, altered or added to as permitted or required by the provisions of this Agreement, except reasonable wear and tear, (and casualty damage


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and Condemnation, in the event that this Agreement is terminated following a casualty or total Condemnation in accordance with Article 10 or Article 11).

                                    ARTICLE 6

                                  IMPROVEMENTS

        6.1 Improvements to the Leased Property. Tenant may not make, construct or install any Capital Additions, make certain routine repairs and maintenance to the Motel and Hospitality Facility building which are normally capitalized under GAAP such as exterior and interior repainting, resurface building walls, floors, roofs and parking areas, and replace folding walls and the like, without, in each instance, obtaining Landlord's prior written consent.

        6.2 Tenant's Obligation to Remodel. Tenant shall remodel, redecorate, refurnish or recondition the motel rooms, lobby and hallways to the extent of ten percent (10%) of the value thereof, meaning that at the end of ten (10) years, all of said motel rooms shall have been refurnished, reconditioned, remodeled (or repaired) to the extent of one hundred percent (100%) of the value of the same at the beginning of said ten year period."

        6.3 Salvage. All materials which are scrapped or removed in connection with the making of either Capital Additions or non-Capital Additions or repairs required by Article 5 shall become the property of the Tenant.

                                    ARTICLE 7

                                      LIENS

        7.1 Liens. Subject to Article 8, Tenant shall not, directly or indirectly, create or allow to remain, any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, other than (a) Permitted Encumbrances, (b) restrictions, liens and other encumbrances which are consented to in writing by Landlord, (c) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (d) subleases permitted by Article 16, (e) liens of mechanics, laborers, materialmen, suppliers or vendors incurred in the ordinary course of business that are not yet due and payable or are for sums that are being contested in accordance with Article 8, (f) any Motel and Hospitality Facility Mortgages or other liens which are the responsibility of Landlord pursuant to this Agreement, (g) Landlord Liens and any other voluntary liens created by Landlord, and (h) Leasehold Mortgages.

                                    ARTICLE 8

                               PERMITTED CONTESTS

        8.1 Tenant shall have the right to contest the amount or validity of any imposition, Legal Requirement, Insurance Requirement, Environmental Obligation, lien, attachment, levy, encumbrance, charge or claim (collectively, "Claims") as to the Leased Property, by appropriate legal proceedings, conducted in good faith and with due diligence.

                                    ARTICLE 9

                          INSURANCE AND INDEMNIFICATION

        9.1 General Insurance Requirements. Tenant shall, at all times during the Term and at any other time Tenant shall be in possession of the Leased Property, keep in force insurance, premiums thereof to be prepaid by Tenant (without notice or demand) against loss by fire, tornado and other hazards, casualties and contingencies as Landlord may reasonably require on all buildings and improvements, now or hereafter placed on said premises and any personal property which may be subject to this Lease, in an amount of coverage which will pay for the replacement costs of said building, improvements, and personal property, at the time of the damage or loss thereto; and not merely pay the value of said real and personal property at the time of said loss. Also, Tenant shall secure insurance for that amount necessary to pay the costs of cleaning up the refuse, debris or preventing against hazards resulting from the damage or destruction of real estate, improvements, or personal property from the casualties of and risks insured against. All of the aforesaid insurance shall be payable to Landlord and Tenant as their interests appear. Tenant shall promptly deposit such policy or policies with proper riders with Landlord for the further security for the payment for the sums herein mentioned. In the event of any such casualty loss, insurance proceeds may be used under the supervision of Landlord to replace or repair the loss and the proceeds of said policies shall stand as security for the payment of the obligations herein.

        9.2 Indemnity and Liability Insurance. Except for negligence of Landlord, Tenant will protect, defend and indemnify Landlord from any and all loss, costs, damages and expenses occasioned by, or arising out of, any accident or other occurrence causing or inflicting injury or damage to any person or property, happening or done in, upon or about the premises, or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by Tenant or any person claiming through or under Tenant. Tenant will procure and maintain liability insurance in the amounts of not less than $500,000.00 for any person injured, $1,000,000.00 for any one accident, and with limits of $100,000.00 for property damage, which names Landlord is insured; and the policy or policies for said indemnity and liability insurance will be deposited with Landlord and said insurance proceeds shall stand as security for the Term of Lease, all as stated in the preceding paragraph 9.1 above.

        9.3 Blanket Policy. Notwithstanding anything to the contrary contained in this Article 9, Tenant's obligation to maintain the insurance herein required may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant, provided, that (a) the coverage thereby afforded will not be reduced or diminished from that which would exist under a separate policy meeting all other requirements of this Agreement. Without limiting the foregoing, the amounts of insurance that are required to be maintained pursuant to Sections 9.1 and 9.2 shall be on a Motel and Hospitality Facility by Motel and Hospitality Facility basis.

                                   ARTICLE 10

                                    CASUALTY

        10.1 Insurance Proceeds. Except as provided in the last clause of this sentence, all proceeds payable by reason of any loss or damage to the Leased Property as incurred by Landlord, or any portion thereof, and insured under any policy of insurance required by Article 9 (other than the proceeds of any business interruption insurance) shall be paid directly to Landlord (subject to the provisions of Section 10.2) and all loss adjustments with respect to losses payable to Landlord shall require the prior written consent of Landlord; provided, however, that, so long as no Event of Default shall have occurred and be continuing, all such proceeds less than or equal to Seven Hundred Fifty Thousand Dollars ($750,000) shall be paid directly to Tenant and such losses may be adjusted without Landlord's consent. Notwithstanding, if Tenant is required to reconstruct or repair the Leased Property, such proceeds payable to the Landlord shall be paid to Tenant. Provided no Default or Event of Default has occurred and is continuing, any excess proceeds of insurance remaining after the completion of the restoration shall be paid to Tenant. All salvage resulting from any risk covered by insurance shall belong to the party who had possession and duty to maintain the property, provided, any rights to the same have been waived by the insurer.

        10.2 Total Destruction of Business Use. In the event of the destruction or damage of the Leased Properties, including the parking area, so that Tenant is not able to conduct its business on the premises, for the then current legal use for which the premises are being used and which are damages that cannot be repaired within 60 days, this Lease may be terminated at the option of either Landlord or Tenant. Such termination in such event shall be affected by written notice of one party to the other party, within twenty (20) days after such destruction. Tenant shall render possession within ten (10) days after such notice issues; and, each party shall be released from all future obligations hereunder, subject to the provision that in the event Tenant is able to use a portion of the premises, Tenant shall pay prorated rental after destruction of a portion of said leased premises. In the event of such termination of this Lease, Landlord, at its option, may rebuild or not, according to its own wishes and needs.

        10.3 Loss of Income Insurance. Tenant shall, upon the execution of this Agreement, deliver to Landlord proof of coverage for loss of income insurance; which insurance shall be kept and maintained by Tenant for the first 365 days of this lease term in the same amount of coverage as is presently kept and maintained by Landlord. Thereafter, Tenant shall keep and maintain that same amount of coverage as stated herein for loss of income insurance during the remainder of the lease term, including any extensions and renewals thereof.

                                   ARTICLE 11

                                  CONDEMNATION

        11.1 Total Condemnation. If either (i) the whole of the Leased Property shall be taken by Condemnation or (ii) a Condemnation of less than the whole of the Leased Property renders the Leased Property Unsuitable for Its Permitted Use, this Agreement shall terminate, Tenant and Landlord shall seek the Award for their interests in the Leased Property as provided in Section 11.3 and Tenant shall thereafter have no obligation to pay Rent for periods arising after the effective date of termination.

        11.2 Temporary Condemnation. In the event of any Temporary Condemnation of the Leased Property, this Agreement and Tenant's obligations to make all payments of Rent and to pay all other charges as required under this Agreement shall be abated during the time of the Temporary Condemnation.

        11.3 Allocation of Award. The total Award from the above referenced Condemnation of the Leased Property shall be distributed proportionally according to the total amount of loss suffered by Landlord and Tenant. Any portion of the Award made for the taking of Tenant's leasehold interest in the Leased Property, loss of business during the remainder of the Term, the taking of Tenant's Personal Property, or Tenant's removal and relocation expenses shall be the sole property of and payable to Tenant. In any Condemnation proceedings, Landlord and Tenant shall each seek its own Award at its own expense.

        11.4 Effect on Other Leases. Any termination of this Agreement pursuant to this Article 11 shall not terminate or otherwise affect Other Leases or Tenant's ability to extend Other Leases.

                                   ARTICLE 12

                              DEFAULTS AND REMEDIES

        12.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

               (a) should Tenant fail to maintain the casualty insurance required under Article 9, Paragraph 9, this Lease shall be terminated by Landlord if Tenant fails to secure said casualty insurance within three
        (3) days after receipt of certified mail (or personal delivery to a managing employee on the leased premises) of notice of said default to Tenant;"

               (b) should Tenant or Landlord default in the due observance or performance of any of the terms, covenants or agreements contained herein to be performed or observed by it (other than as specified in (a) immediately preceding this subparagraph) and such default shall continue for a period of 30 Business Days after notice thereof from the non-defaulting party; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time, and if, in addition, the defaulting party commences to cure such default within 5 Business Days after notice thereof from the non-defaulting party; and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended, but not to exceed 10 days in the aggregate to cure such default;

               (c) should an event of default by Landlord or Tenant occur and be continuing beyond the expiration of any applicable cure period under any of any Other Leases; or

               (d) should there occur a final unappealable determination by applicable state authorities of the revocation or limitation of any material license, permit, certification or approval required for the lawful operation of the Motel and Hospitality Facility in accordance with its Permitted Use or the loss or material limitation of any material license, permit, certification or approval under any other circumstances under which Tenant is required to cease its operation of the Motel and Hospitality Facility in accordance with its Permitted Use at the time of such loss or limitation; or

               (e) should any material representation or warranty made by Tenant or Landlord under or in connection with this Agreement, any Other Leases, or in any document, certificate or agreement delivered in connection herewith or therewith prove to have been false or misleading in any material respect on the date when made or deemed made and the same shall continue for five (5) Business Days after Notice thereof from Landlord or Tenant; or

               (f) should any petition be filed by or against Tenant or Landlord under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Tenant or Landlord seeking liquidation, reorganization, arrangement, adjustment or composition of Tenant's or Landlord's debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for Tenant or Landlord or for any substantial part of the property of Tenant or Landlord, and such proceeding is not dismissed within ninety (90) days after institution.

        12.2 Upon the occurrence of any event described in Section 12.1, Landlord or Tenant, in addition to all other remedies available to it, may terminate this Agreement by giving Notice thereof to the other party and upon the expiration of the time, if any, fixed in such Notice, this Agreement shall terminate and all rights of the other parties under this Agreement shall cease. The non-breaching party shall have and may exercise all rights and remedies available at law and in equity as a result of the other party's breach of this Agreement.

                                   ARTICLE 13

                                  HOLDING OVER

        13.1 In the event Tenant holds over after the expiration or earlier termination of this Agreement, such holding over shall be on the terms and conditions set forth in this Agreement, to the extent applicable. Tenant shall pay to Landlord all Rent due Landlord based upon the terms of this Agreement. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Agreement.

                                   ARTICLE 14

                 LANDLORD'S NOTICE OBLIGATIONS; LANDLORD DEFAULT

        14.1 Landlord Notice Obligation. Landlord shall give prompt Notice to Tenant of any matters affecting the Leased Property of which Landlord receives written Notice or actual knowledge and, to the extent Tenant otherwise has no Notice or actual knowledge, Landlord shall be liable and indemnify Tenant for any liabilities arising from the failure to deliver such Notice to Tenant.

        14.2 Landlord's Default. If Landlord shall default in the performance or observance of any of its covenants or obligations set forth in this Agreement or any obligation of Landlord, if any, under any agreement affecting the Leased Property, the performance of which is not Tenant's obligation pursuant to this Agreement, and any such default shall continue for a period of thirty (30) days after Notice thereof with respect to monetary defaults and sixty (60) days after Notice thereof with respect to non-monetary defaults from Tenant to Landlord and any applicable Motel and Hospitality Facility Mortgagee, or such additional period as may be reasonably required to correct the same, Tenant may declare the occurrence of a "Landlord Default" by a second Notice to Landlord and to such Motel and Hospitality Facility Mortgagee. Thereafter, Tenant may forthwith cure the same and, subject to the provisions of the following paragraph, invoice Landlord for costs and expenses incurred by Tenant in curing the same, together with interest thereon (to the extent permitted by law) from the date Landlord receives Tenant's First Notice, at the Overdue Rate. Tenant may at its election terminate this Agreement for any default by Landlord hereunder and offset or counterclaim against any Rent or other charges due hereunder to Landlord.

                                   ARTICLE 15

                                 PURCHASE RIGHTS

        15.1 Option to Purchase. Tenant shall have an option to purchase the Leased Property upon the following terms and conditions:

               (a) Option to Purchase. Landlord herein grants Tenant an option to purchase the Leased Property for the total purchase price of $650,000. As consideration for the option, Tenant's parent company, Country Maid Financial, Inc., a Washington corporation ("Country Maid"), shall issue to Landlord 650 shares of its Class C Preferred Stock ("Preferred Stock") which shall be convertible, twelve (12) months after the issuance of the Preferred Stock, into common stock of Country Maid with a value of $130,000 at the time of conversion as stated in the Certificate of Designation of Country Maid, a copy of which is hereby acknowledged received by Landlord. The option is exercisable only during the last sixty (60) days of the fourth five-year term of the Lease. If Tenant elects not to lease the premises for the full twenty-year period, this option to purchase shall become null and void.

        15.2 First Refusal Option to Purchase. In the event the Tenant does not exercise its option to purchase the Leased Property as provided in Section 15.1, Tenant shall have a first refusal option to purchase the Leased Property upon the same price, terms and conditions as Landlord shall propose to sell the Leased Property, or upon the same price, terms and conditions of any offer from a third party to purchase the Leased Property which Landlord intends to accept (or has accepted subject to Tenant's right of first refusal herein provided); provided, however, that, if the proposed purchase price is for other than cash, Tenant shall have the right to purchase the Leased Property on cash equivalent terms determined by the agreement of the parties or, if they cannot agree within twenty (20) Business Days, by arbitration by the American Arbitration Association then in effect. If, during the Term, Landlord reaches such agreement with a third party or proposes to offer the Leased Property for sale, Landlord shall promptly give written notice to Tenant of the purchase price and all other material terms and conditions of such agreement or proposed sale and Tenant shall have sixty (60) days thereafter to exercise Tenant's option to purchase by written notice to Landlord thereof. Failure of Tenant to respond within such 60-day period shall be deemed a waiver of Tenant's right to purchase the Leased Property with respect to such offer.

        15.3 If Tenant exercises its option under Section 15.2, the sale to Tenant shall be consummated upon the same terms and conditions as contained in such agreement or Landlord's notice of the proposed sale. If Tenant shall not exercise its option to purchase within the time period and in the manner above provided, Landlord shall be free to sell the Leased Property to such third party at the price and upon terms substantially similar to those offered to Tenant; provided however that the purchaser assumes the landlord's obligations of this Lease. The provisions of Sections 15.1 and 15.2 shall inure to the benefit of Tenant and any permitted successors and assigns of Tenant pursuant to this Agreement. This First Refusal Option to Purchase is exercisable during the terms of the Lease, as renewed if elected by Tenant pursuant to Article 2 of this Lease, and within sixty (60) days after the termination of said Lease.

                                   ARTICLE 16

                            SUBLETTING AND ASSIGNMENT

        16.1 Subletting and Assignment. Except as provided in Section 16.4 and
Article 19, Tenant shall not, without Landlord's prior written consent, which consent shall not unreasonably be withheld, assign, mortgage, pledge, encumber or otherwise transfer this Agreement. An assignment of this

Agreement shall not include any direct or indirect transfer of any interest in Tenant such that Tenant shall cease to be a wholly owned direct or partial sublease or any indirect Subsidiary of TIM or CMFI or any transaction pursuant to which Tenant is merged or consolidated with another Entity or pursuant to which all or substantially all of Tenant's assets are transferred to any other Entity, as if such change in control or transaction were an assignment of this Agreement, and the foregoing shall not be construed to prohibit collateral assignments or pledges of the capital stock of Tenant to Lending Institutions otherwise permitted by this Agreement.

        16.2 If the Leased Property or any part thereof are sublet all Rent and payments from the sublessee shall be paid to the Tenant. Tenant shall remain responsible for the full payment of Rent as provided in Article 3.

        16.3 No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder (unless Landlord and Tenant expressly otherwise agree that Tenant shall be released from all obligations hereunder). No assignment, subletting or occupancy shall affect any Permitted Use.

        16.4 Permitted Sublease. Tenant may, in each instance after Notice to Landlord, sublease space at the Leased Property for newsstand, gift shop, parking garage, health club, restaurant, bar or commissary purposes or similar concessions in furtherance of the Permitted Use, so long as such subleases do not demise, in the aggregate, in excess of 50% of the square footage of the Leased Property, will not violate or affect any Legal Requirement or Insurance Requirement, and Tenant shall provide such additional insurance coverage applicable to the activities to be conducted in such subleased space as Landlord and any Motel and Hospitality Facility Mortgagee may reasonably require.


                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

        17.1 Estoppel Certificates. At any time and from time to time, upon not less than ten (10) Business Days prior Notice by either party, the party receiving such Notice shall furnish to the other an Officer's Certificate certifying that this Agreement is unmodified and in full force and effect (or that this Agreement is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that no Default or an Event of Default has occurred and is continuing or, if a Default or an Event of Default shall exist, specifying in reasonable detail the nature thereof, and the steps being taken to remedy the same, and such additional information as the requesting party may reasonably request. Any such certificate furnished pursuant to this Section may be relied upon by the requesting party, its lenders and any prospective purchaser or mortgagee of the Leased Property or the leasehold estate.

                                   ARTICLE 18

                           LANDLORD'S RIGHT TO INSPECT

        18.1 Tenant shall permit Landlord and its authorized representatives to inspect the Leased Property during usual business hours without notice for the purposes of checking the maintenance and repair of the premises as Tenant is permitted or required to make pursuant to the terms of this Lease and also for the purpose of checking and determining the gross receipts of the Leased Property upon which the percentage rent payable to Landlord pursuant to Article 3 is determined, provided that any inspection of the premises or Tenant's financial records by Landlord or its representatives will not unreasonably interfere with Tenant's use and operation of the Leased Property and further provided that in the event of an emergency, Landlord and its representatives shall have the right to inspect at times other than during usual business hours, and, without notice. Tenant will keep upon the leased premises a record of its daily receipts and revenues from the operation of the motel and hospitality facility which shall be at all times made available to Landlord or its representatives to determine the accuracy of said receipts and the percentage rent payable by Tenant to Landlord.

        18.2 Daily Income. Tenant shall each day deliver or fax to Landlord a copy of its daily written report of income which is sent from the leased premises to Tenant's principal office. In the event Tenant does not hereafter send a written report of daily revenue or income to its office or to another person, firm, or corporation, Tenant shall each day fax or deliver to Landlord a written statement verified by the manager or assistant manager of said leased premises accurately showing said daily results.

                                   ARTICLE 19

                               LEASEHOLD MORTGAGES

        19.1 Leasehold Mortgages Authorized. Notwithstanding anything to the contrary contained herein, on one or more occasions, without Landlord's prior consent, Tenant may grant one or more Leasehold Mortgages or security interest on its leasehold in the Leased Property to one or more Lending Institutions to secure Indebtedness.

        19.2 Notices to Landlord. Promptly upon the granting of any Leasehold Mortgage, Tenant or the applicable Leasehold Mortgagee shall give Notice to Landlord, such Notice to identify the name and address of the Leasehold Mortgagee and to be accompanied by a copy of the applicable Leasehold Mortgage, as recorded. In the event of a change of address of a Leasehold Mortgagee or of any amendment to or assignment of a Leasehold Mortgage, Tenant or the applicable Leasehold Mortgagee shall promptly provide Notice of such new address, amendment or assignment to Landlord, together with a copy of each such amendment or assignment.

        19.3 Cure by Leasehold Mortgagee. Any Leasehold Mortgagee shall have the right, at any time during the Term hereof, while this Agreement is in full force and effect, to do any act required by Tenant hereunder, and all such acts done or performed shall be effective as to prevent a forfeiture of Tenant's rights hereunder as if the same had been done or performed by Tenant.

                                   ARTICLE 20

                    MOTEL AND HOSPITALITY FACILITY MORTGAGES

        20.1 Landlord's Responsibilities. Landlord is solely responsible to pay any and all Motel and Hospitality Facility Mortgages and Liens encumbering the Leased Property at the commencement of the Lease ("Encumbrances"). Without the written consent of the Tenant, Landlord will not further encumber the Leased Property.

        20.2 Subordination of Lease. Any and all rights of Tenant under this Agreement are and shall be subject and subordinate to any ground or master lease, and all renewals and extensions thereof, and to all mortgages and deeds of trust, which were in effect at the commencement of the Lease.

                                   ARTICLE 21

                                  MISCELLANEOUS

        21.1 No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term contained in this Agreement or to exercise any right, power or remedy consequent upon a breach, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

        21.2 Remedies Cumulative. To the maximum extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord or Tenant, now or hereafter provided either in this Agreement or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Landlord or Tenant (as applicable) of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by such party of any or all of such other rights, powers and remedies.

        21.3 Severability. Any clause, sentence, paragraph, section or provision of this Agreement held by a court of competent jurisdiction to be invalid, illegal or ineffective shall not impair, invalidate or nullify the remainder of this Agreement, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section or provision so held to be invalid, illegal or ineffective, and this Agreement shall be construed as if such invalid, illegal or ineffective provisions had never been contained therein.

        21.4 No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Agreement or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly this Agreement or the leasehold estate created hereby and the fee estate or ground landlord's interest in the Leased Property.

        21.5 Conveyance by Landlord. If Landlord or any successor owner of all or any portion of the Leased Property shall convey all or any portion of the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such of the Leased Property shall expressly assume all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer.

        21.6 Quiet Enjoyment. Provided that no Event of Default shall have occurred and be continuing, Tenant shall peaceably and quietly have, hold and enjoy the Leased Property for the Term, free of hindrance or intrusion by Landlord or any agent or representative of the Landlord.

        21.7 Memorandum of Lease. Landlord and Tenant shall promptly, upon the request of the other, execute and record a short form memorandum of this Agreement, in form suitable for recording under the laws of the State in which reference to this Agreement, and all options contained herein, shall be made. The parties requesting the execution and recording shall bare equally all costs and expenses of recording such memorandum.

        21.8   Notices.

               (a) Any and all Notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with written acknowledgment of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the Notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

               (b) All Notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of acknowledged receipt, in the case of a Notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a Notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

               (c) All such Notices shall be addressed as follows:

        If to Landlord:                       With a copy to:

        Linda Grant, President                Vern Ball
        P.O. Box 195                          Lynch Law Office
        Bloomfield, Iowa 52537                207 South Washington
                                              P.O. Box 129
                                              Bloomfield, Iowa 52537

        If to Tenant:                         With a copy to:

        Territorial Inns Management, Inc.     Jones Law Group, P.L.L.C.
        P.O. Box 942                          2300 130th Ave. N.E., Suite A-103
        Lebanon, OR  97355                    Bellevue, WA  98005


               (d) By Notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such Notice.

        21.9 Construction. Anything contained in this Agreement to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination or expiration of this Agreement with respect to the Leased Property shall survive such termination or expiration. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party to be charged. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Each term or provision of this Agreement to be performed shall be construed as an independent covenant and condition. Time is of the essence with respect to the provisions of this Agreement. Except as otherwise set forth in this Agreement, any obligations of Tenant (including without limitation, any monetary, repair and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Agreement.

        21.10 Counterparts; Headings. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. The headings are for purposes of reference only and shall not limit or affect the meaning of the terms contained in this Agreement.


        21.11 Right to Make Agreement. Each party warrants, with respect to itself, that neither the execution of this Agreement, nor the consummation of any transaction contemplated hereby, shall violate any provision of any law, or any judgment, writ, injunction, order or decree of any court or governmental authority having jurisdiction over it; nor result in or constitute a breach or default under any indenture, contract, other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations hereunder.

        21.12 Confidentiality. Except to prospective lenders and purchasers or as may be required by law, the SEC or any securities and exchange commission, Landlord shall not disclose any of Tenant's confidential or proprietary information to any Person.

        21.13 Acknowledgment and Performance of Sub-Lease. Lessee acknowledges receipt of a copy of Landlord's Lease to Guzman-Wick, Inc. to the restaurant and bar area, including the kitchen, storage rooms, restrooms, hallways, parking lots, east to storage bins and south to tree, including the heating, air conditioning, electrical systems, plumbing and sewer therein or appurtenant thereto which sublease has been referred to in Paragraph 3.1.1 of Article 3 above. Tenant executes this Lease with Option to Purchase subject to the provisions of said Guzman-Wick, Inc. lease. Further, Tenant agrees that it will, as a part of this agreement, perform all of the duties of Landlord in said Guzman-Wick, Inc. lease, the same as if it were the named Landlord in the said Lease. Tenant agrees to pay to Landlord 25% of the amount of rent received from the Guzman-Wick Sublease; the current amount of rent paid by Guzman-Wick, Inc. is One Thousand Two Hundred Dollars ($1,200).

        21.14 Landlord shall be allowed daily access to the Leased Property to receive from Tenant reports of revenue and to inspect the care, maintenance, and operation of the leased premises.

        IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date above first written.

LANDLORD:                                    TENANT:

SOUTHFORK, INC.                              TERRITORIAL INNS MANAGEMENT, INC.
an Iowa corporation                          a Nevada corporation


---------------------------                  --------------------------
By:  Linda Grant, President                  By: C. Richard Kearns, CEO

                                    GUARANTY

        In consideration of the aforesaid Lease Agreement with Option to Purchase (Lease), Country Maid financial, Inc., a Washington corporation ("Country Maid"), guarantees payment and performance thereof as required by Tenant therein. It is understood that this guaranty shall be a continuing and irrevocable guaranty and indemnity by Country Maid, for such indebtedness and performance of Tenant according to the terms of said lease. Country Maid, does hereby notice of default by Landlord if notice has been sent to Tenant. Also, Country Maid financial, Inc., does consent to the modification, amendment, or renewal of said Lease by Tenant and Landlord in accordance with the terms of this Lease.



Date:                                              COUNTRY MAID FINANCIAL, INC.,
                                                   a Washington corporation


                                                   -----------------------------
                                                   By:
                                                       -------------------------
                                                        C. Richard Kearns, CEO

                                    EXHIBIT A


        [Description of Leased Property or Collective Leased Properties]


        A tract of land in the Southeast Quarter of the Southeast Quarter of Section Twenty-five (25), Township Sixty-nine (69) North, Range Fourteen
        (14) West of the 5th P.M., located in the City of Bloomfield, Iowa, more particularly described as beginning at the Southeast corner of said
        Section 25-69-14, thence due West along the South line of the SE 1/4 SE 1/4 of said Section 25-69-14 a distance of 665.56 feet to a point, thence North 00 degrees 27 minutes 00 seconds West along the West line of the E 1/2 SE 1/4 SE 1/4 of said Section 25-69-14, a distance of 39.1 feet to an Iowa Highway Commissioner R.O.W. marker, said R.O.W. Marker being the true point of beginning, thence North 00 degrees 27 minutes 00 seconds West along the West line of the W 1/2 SE 1/4 SE 1/4 of said
        Section 25-69-14, said West line also being the East R.O.W. line of U.S. Highway No. 63, a distance of 300 feet to an iron pin, thence South 89 degrees 56 minutes 30 seconds East, a distance of 606.26 feet to an iron pin, said iron pin, being on the West R.O.W. line of East Street, thence South 00 degrees 34 minutes 30 seconds East along the West R.O.W. line of East Street, a distance of 300.29 feet to an iron pin, said iron pin being on the North R.O.W. line of Iowa Highway No. 2 thence North 89 degrees 54 minutes 30 seconds West along the North R.O.W. line of Iowa Highway No. 2, a distance of 607.06 feet to a true point of beginning, subject to all recorded easements.



                                       AND

                                   INVENTORY

New inventory on shelf

Queen Flat                                                               57
Queen Fitted                                                             56
King Flat                                                                 9
King Fitted                                                               8
Washcloths                                                               72
Pillowcases                                                              50
King Mattress Pads                                                        1
Mattress plastic liners King                                              3
Mattress plastic liners Queen                                             3
Mattress plastic liners regular                                           6
Toilet paper                                                            148
Kleenex                                                            60 boxes
Soap                                                                2/3 box
Pine cleaner                                                       2 3/4gal
Bleach                                                             2 1/2gal
Laundry soap                                                          4 gal
Garbage bags                                                  1 3/4 (black)
Small waste can liners                                          1 1/8 boxes
Cups                                                                    550
Paper towels                                                       1/2 case
Toilet bowl cleaner                                                  8 qts.


                             FRONT DESK AND HALLWAYS

First aid kit
5 fire alarm systems
2 emergency lighting
8 hall lights
5 ceiling lights
6 exit lights
2 ringer bells on hall walls
Fire extinguishers
Wrought iron door and frame
Hallway furnace and air conditioner system
Carpeting
3 phones
Check-in desk
Key holder (board)
Credit card machine and printer
Auto voice switch box
5' desk and work area
6' L-shaped work area
14' L-shaped work area
Fax machine
Copy machine 2532 Turbo Toshiba
Paper cutter
8' wall shelf
Ozone clean air filter machine
Tape player
Typewriter
Security camera clock (clock does not work)
Calculator
Cash drawer
Shelving (form motel supplies to sell)

                                      LOBBY

Manitowoc 200 ice machine and motel style ice bin
Flower planter
4 brass table lamps
1 console TV
Couch, love seat and chair Nagahide
2 end tables and coffee table
3 occasional chairs
1 chair
6' x 6' painted mural by Debbie Baughman
Plants
Coffee pot and stand
Curtains and rods and liners
Ceiling fan with 3/lights
Carpet

                               BACKROOM INVENTORY

Equipment

Maytag washer
Maytag Neptune washer
Commercial dryer
Laundry table
Mangle
Folder
Portable hot tub
Little ironing board and iron
3 baby beds
3 single beds
Laundry basket on wheels
2 housekeeping carts
2 linen carts full
2 wire baskets on wheels
Double sink and faucet
Electric hot water heater
Gas hot water heater
Heat and air conditioner
2 wheel utility cart
Stepladder
Paint sprayer
2 Hoover commercial sweeper
5 shelf chemical holders and containers

                                    BATHROOMS

Wastebasket
Towel Rack
Bath towels    2
Hand towels    2
Washcloths     2
Soaps          2
Glasses        2
Ice bucket
4' x 36" Mirror
Vanity light
Built-in Kleenex dispenser
Vanity for sink
Sink and faucet
Bottle cap opener
Handicap stool
Stool
Toilet paper dispenser built-in
Towel hook
Bathtub/shower
Shower/tub faucet
       Scald proof
2 handicap rails
Soap holder built-in
Shower curtain
Shower rod
Ceramic tile around tub or once piece tub/shower
Rubber bathmat
Bathmat
Heat light and timer

                                    ROOM 101

Mirror framed
Clothing Rack
Luggage rack
Smoke detector
Desk and chair
Night wall light
Phone
Murphy bed
Queen headboard and frame
Queen mattress and box springs
Mattress pad
Fitted sheet
Flat Sheet
2 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
3 single bed chairs
2 large banquet tables
3 small tables
Folding chairs
Wet bar
2 single light brass wall-mounted fixture
Zone line air conditioner/heater
Occasional chairs
Waste basket
19" color TV with remote RCW or Zenith (mounted on wall)
Extra blanket

                                    ROOM 103

Couch
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
2 wall-mounted bed stands
King Headboard and frame
King mattress and box springs
Mattress pad
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 Single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Waste basket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 105

Recliner
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
2 wall-mounted bed stands
King headboard and frame
King mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 Single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 106

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Phone
Ceiling Light
Bed stand
Queen headboard and frame
Queen mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
2 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Picture
2 occasional chairs
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 107

Recliner
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
2 wall-mounted bed stands
King headboard and frame
King mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 108

Couch
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Bed stand (free standing)
King headboard and frame
King mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
TV armoire, three drawer
Extra blanket

                                    ROOM 109

Couch
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
Bed stand (free standing)
King headboard and frame
King mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 110

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
Bed stand (free standing)
2 Queen headboards and frames
King headboard and frame
2 Queen mattresses and box springs
King mattress and box springs
2 Mattress pads
2 Fitted sheets
2 Flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
TV armoire, three drawer
Extra blanket

                                    ROOM 111

Couch
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
2 wall-mounted bed stands
King headboard and frame
King mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 112
Couch
Recliner
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
Bed stand (free standing)
King headboard and frame
King mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
TV Armoire, three drawer
Extra blanket

                                    ROOM 114
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Desk lamp
Night wall light
Phone
Bed stand (free standing)
2 Queen headboards and frames
2 Queen mattresses and box springs
2 Mattress pads
2 Fitted sheets
2 Flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
TV armoire, three drawer
Extra blanket

                                    ROOM 115

Couch
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
Queen headboard and frame
Queen mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
2 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Hanging plant
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 116

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 117

Couch
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
Mattress pad
Fitted sheet
Flat sheet
3 pillows with pillow protectors and cases
Bedspread with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Extra blanket

                                    ROOM 118

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 119

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 120

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 121

Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 122
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 123
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 124
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    ROOM 125
Mirror framed
Luggage rack
Clothing rack
Smoke detector
Desk and chair
Night wall light
Phone
2 wall-mounted bed stands
Queen headboard and frame
Queen mattress and box springs
2 mattress pads
2 fitted sheets
2 flat sheets
4 pillows with pillow protectors and cases
2 bedspreads with matching curtains and rods
Carpet
Double light brass wall mounted fixture
2 single light brass wall mounted fixtures
2 pictures
Zone line air conditioner/heater
2 occasional chairs
Table
Wastebasket
19" color TV with remote RCW or Zenith
Credenza
Extra blanket

                                    EXHIBIT B

                                   EXEMPT LIST

Sauna
All furniture in apartment and appliance except for Zenith TV in bedroom Cigar store Indian in lobby
Computers
Office (everything except metal filing cabinet)
Tractor
Brush cutter
Lawn mower
Tools in back room (personal)
Pictures, small corner shelves and what-not shelves personal in office Papers and receipt and business papers personal
Cuckoo clock
Ironing board
All plants (if decide to get starts or take)
Mint machine
Hand and power tools and ladders
All equipment in walk-in cooler building located on NE property
(which is restaurants)
Safe in office

                                   Schedule A

              Liens, Easements, and Encumbrances on Leased Property


        Lessee acknowledges receipt of a copy of Landlord's Lease to Guzman-Wick, Inc. to the restaurant and bar area, including the kitchen, storage rooms, restrooms, hallways, parking lots, east to storage bins and south to tree, including the heating, air conditioning, electrical systems, plumbing and sewer therein or appurtenant thereto which sublease has been referred to in Paragraph 3.1.1 of Article 3 above. Tenant executes this Lease with Option to Purchase subject to the provisions of said Guzman-Wick, Inc. lease. Further, Tenant agrees that it will, as a part of this agreement, perform all of the duties of Landlord in said Guzman-Wick, Inc. lease, the same as if it were the named Landlord in the said Lease.



                                      LEASE

        THIS AGREEMENT, made and entered into this 30th day of April, 1999, by and between Southfork, Inc. ("Landlord"), whose address, for the purpose of this lease is Junction 2 & 63 South, Bloomfield, IA 52537 and Guzman-Wick, Inc. ("Tenant"), whose address for the purpose of this least is Bloomfield, IA 52537

        The parties agree as follows:

        1. PREMISES AND TERM. Landlord leases to Tenant the following real estate, situated in Davis County, Iowa:

        The restaurant and bar areas, including the kitchen, storage rooms, restrooms, hallways, parking lots (east to storage bins and south to tree), located at "Southfork," Junction 2 & 63, Bloomfield, Iowa, including the heating, air conditioning, electrical systems, plumbing and sewer therein or appurtenant thereto herewith;

Together with all improvements thereon, and all rights, easements and appurtenances thereto belonging, for a term beginning on the 1st day of May, 1999, and continuing perpetually, upon the condition that Tenant performs as provided in this lease and as provided in the purchase agreement executed by Landlord and Tenant wherein Tenant is purchasing the furniture, fixtures, equipment and other personal property contained within said restaurant and bar.

        2. RENT. Tenant agrees to pay Landlord as rent $1,200.00 per month, in advance commencing on the 1st day of May, 1999 and on the 1st day of each month thereafter, during the term of this lease. Rent for any partial month shall be prorated as additional rent. Tenant shall also pay:

        Cost of living increase determined from the United States Bureau of Labor Statistics, Consumer Price Index (CPI); said increase commencing on the anniversary date of this lease and not to exceed three (3) percent in a given one (1) year period.

        All sums shall be paid at the address of Landlord, or at such other place as Landlord may designate in writing. Delinquent payments shall draw interest at 10% per annum.

        3. POSSESSION. Tenant shall be entitled to possession on the first day of the lease term, and yield possession to Landlord at the termination of this lease. SHOULD LANDLORD BE UNABLE TO GIVE POSSESSION ON SAID DATE, TENANT'S ONLY DAMAGES SHALL BE A PRO RATA ABATEMENT OF RENT.

        4. USE. Tenant shall use the premises only for restaurant and bar.

        5. CARE AND MAINTENANCE. (a) Tenant takes the premises as is, except as herein provided; (b) Landlord shall keep the following in good repair: (roof) (exterior walls) (foundation) (sewer*) (plumbing) (heating) (wiring) (air conditioning) (plate glass) (windows and window glass) unless broken from within, which Tenant will replace. *Landlord shall pay one-half cost of reconstruction, repair and maintenance of sewer line from second manhole, being the most easterly manhole, to the westerly manhole that hooks on to city sewer, except when the same area occasioned by the misuse or negligence of Tenant, its agents, employees or invitees. Landlord shall not be liable for failure to make any repairs or replacements unless Landlord fails to do so within a reasonable time after written notice from Tenant; Tenant shall maintain the premises in a reasonable safe, serviceable, clean and presentable condition, and except for the repairs and replacements provided to be made by Landlord in subparagraph (b) above, shall make all repairs, replacements and improvements to the premises, INCLUDING ALL CHANGES, ALTERATION, OR ADDITIONS ORDERED BY ANY LAWFULLY CONSTITUTED GOVERNMENT AUTHORITY DIRECTLY RELATED TO TENANT'S USE OF THE PREMISES. Tenant shall make no structural changes or alterations without the prior written consent of Landlord; **Unless otherwise provided, and if the premises include the ground floor, Tenant agrees to remove all snow and ice and other obstructions from the sidewalk on or abutting the premises **until Tenant, as purchaser, has paid for the personal property and the security interest thereon released by Landlord.

        6. UTILITIES AND SERVICES. Tenant shall pay for all utilities and services which may be used on the premises, except the following to be furnished by Landlord:

        None, whereas all utilities and services for motel are metered and billed separately.

Landlord shall not be liable for damages for failure to perform as herein provided, or for any stoppage for needed repairs or for improvements or arising from causes beyond the control of Landlord, provided Landlord uses reasonable diligence to resume such services.

        7. SURRENDER. Subject to the provisions of paragraph 17 hereafter, upon the termination of this lease, Tenant will surrender the premises to Landlord in good and clean condition, except for ordinary wear and tear or damage without fault or liability of Tenant. Continued possession, beyond the term of this Lease and the acceptance of rent by Landlord shall constitute a month-to-month extension of this lease.

        8. ASSIGNMENT AND SUBLETTING. Until the personal property has been paid for and the security interest thereon released by Landlord, no assignment or subletting, either voluntary or by operation of law, shall be effective without the prior written consent of Landlord, which consent shall not unreasonably be withheld.

        9. PROPERTY INSURANCE. (a) Tenant will not do or omit the doing of any act which would invalidate any insurance, or increase the insurance rates in force on the premises. (b) To the extent of all insurance collectible for damage to property, and to the extent permitted by their respective


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

policies of fire and extended coverage insurance, each party hereby waives rights of subrogation against the other, regardless of fault.

        10. INDEMNITY AND LIABILITY INSURANCE. Except for any negligence of Landlord, Tenant will protect, defend, and indemnify Landlord from and against any and all loss, costs, damage and expenses occasioned by, or arising out of, any accident or other occurrence causing or inflicting injury or damage to any person or property, happening or done in, upon or about the premises, or due directly or indirectly to the tenancy, use or occupancy thereof, or any part thereof by Tenant or any person claiming through or under Tenant, Tenant will procure and maintain liability insurance in amounts not less than $500,000 for any person injured, $1,000,000 for any one accident, and with limit of $500,000 for property damage, which names Landlord as an insured.

        11. DAMAGE. In the event of damage to the premises, so that Tenant is unable to conduct business on the premises, this lease may be terminated at the option of either party. Such termination shall be effected by notice of one party to the other within twenty days after such notice; and both parties shall thereafter be released from all future obligations hereunder.

        12. MECHANICS' LIENS. Neither Tenant, nor anyone claiming by, through, or under Tenant, shall have the right to file any mechanic's lien against the premises. Tenant shall give notice in advance to all contractors and subcontractors who may furnish, or agree to furnish, any material, service or labor of any improvement on the premises.

        13. TERMINATION UPON DEFAULT OF TENANT. Upon default in payment of rent, abandonment of the premises, or upon any other default by Tenant of the terms of this lease, this lease may, at the option of Landlord, and without prejudice to any other rights or remedies afforded Landlord by law, be cancelled and forfeited; PROVIDED, HOWEVER, before any such Cancellation and forfeiture, Landlord shall give Tenant notice specifying the default, or defaults, and stating that this Lease will be cancelled and forfeited ten days after notice, unless such default or defaults are remedied within such period.

[Section 14 omitted]

        15. NOTICES AND DEMANDS. All notices shall be give to the parties hereto at the addresses designated unless either party notifies the other, in writing, of a different address. Without prejudice to any other method of notifying a party in writing or making a demand or other communication, such notice shall be considered given under the terms of this lease when it is deposited in the U.S. Mail, registered or certified, properly addressed, return receipt requested, and postage prepaid.

        16. PROVISIONS BINDING. Each and every covenant and agreement herein contained shall extend to and be binding upon the respective successors, heirs, administrators, executors and assigns of the parties hereto.

        17.    ADDITIONAL PROVISIONS.
Tenant shall: (A) Pay for garbage/trash dumpster which Landlord may use for motel in return for Tenant's use of Landlord's copy and fax machines. (B) Use and maintain the parking lots on the north and west (to the tree) sides of restaurant and bar. (C) Maintain, repair and replace (if necessary) and electrical system (from meter), plumbing (from City shut-off valve), sewer (to second manhole, including cover thereof), heating, venting, air conditioning and telephone systems throughout restaurant and bar premises. (D) Repair and maintain all interior fixtures, floors, walls, ceilings, exterior doors, sidewalk


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
(adjacent to restaurant and bar), parking lots (used by Tenant) and graveled shrub/flower bed adjacent thereto. (E) Pay for one-half maintenance cost of graveled driveway from Highway 63 southerly to north side of blacktop and easterly to dumpsters. (F) Have the restaurant open for breakfast and evening (dinner) meal, and have be open during reasonable hours. (G) Not assign or transfer its interest in this lease, except to another corporation or entity principally owned by Guzman Wick, Inc., or Diane L. Guzman or Steve D. Wick, without first giving Landlord written notice of the price and other terms of the consideration of its proposed transfer assignment, after which Landlord will have thirty (30) days to purchase Tenant's interest. If Landlord refuses, Tenant must thereafter give ten (10) days written notice of any change of price or terms before selling, assignment or transferring to a third party; and Landlord will thereafter repeatedly have 10 days notice of prior right to purchase Tenant's ownership and interest in said restaurant and bar.

LANDLORD SHALL: (H) Mow and maintain yard, trees and shrubbery except that next to restaurant and bar.


SOUTHFORK, INC.                           GUZMAN-WICK, INC.


By:                                       By:
    ---------------------------------     -----------------------------------
    LANDLORD  Linda Grant (President)     TENANT  Diane L. Guzman (President)


By:                                       By:
    ---------------------------------     -----------------------------------
    Foster Grant, II (Secretary)          Steve D. Wick (Secretary)




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